UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant          ☒
Filed by a Party other than the Registrant      ☐

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☒    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to Section 240.14a -12

RAPA MINING INC.
(Name of Registrant as Specified in its Charter)
_________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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RAPA MINING INC.

NOTICE OF 2005 SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD
AUGUST 17, 2005

To our Stockholders:

Notice is hereby given that the 2005 special meeting of the stockholders of Rapa Mining Inc. (the “Company”), will be held at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada on August 17, 2005, commencing at 11:00 a.m. Pacific Standard Time, for the following purposes:

1.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “Rapa Mining Inc.” to “Clyvia Inc.”; and

2.	To consider and act upon such other business as may properly come before the special meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 25, 2005 are entitled to notice of, and to vote at, the special meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
RAPA MINING INC.

/s/ Walter P.W. Notter

Walter P.W. Notter
Chief Executive Officer, Chief Financial Officer,
President and Treasurer.

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

RAPA MINING INC.
Suite 900, 555 Burrard Street
Vancouver, BC V7X 1M8

Tel: 0041-44-7208001
Fax: 0041-79-4206704

PROXY STATEMENT
FOR A SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON AUGUST 17, 2005

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by Rapa Mining Inc. (“we”, “our”, “us”, “the Company” or “Rapa”) for use at a special meeting of our stockholders (the “Special Meeting”) to be held at 11:00 am Pacific Standard Time, on August 17, 2005 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada.

This Proxy Statement, Notice of Meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about August 1, 2005.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Special Meeting. However, if other matters are properly presented before the Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company. We will solicit proxies initially by mail. Further solicitations may be made by our directors, officers or employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this Proxy Statement.

ENTITLEMENT TO VOTE

All holders of record of our shares of common stock, par value $0.001 per share (the “Common Stock”), at the close of business on July 25, 2005 (the “Record Date”), will be entitled to one vote at the Special Meeting for each one share of Common Stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the Special Meeting or by proxy in the manner described below under “Voting of Proxies.”

Persons who hold shares of our Common Stock in a “street name” through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

VOTING OF PROXIES

Stockholders may vote the shares of Common Stock owned by them on the Record Date either by attending the Special Meeting in person or completing and returning a written proxy to the office of our transfer agent, as indicated on the instructions for completion of the proxy. Execution of a proxy will not affect a stockholder’s right to attend the Special Meeting and vote in person.

All shares of Common Stock represented by a properly executed proxy received at or prior to the Special Meeting will be voted in accordance with the instructions contained in that proxy.

REVOCATION OF PROXIES

Stockholders may revoke a proxy at any time before it is voted by:

(a)	executing and delivering a written notice of revocation of proxy to our corporate secretary at any time before the taking of the vote at the Special Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to our corporate secretary at any time before taking of the vote at the Special Meeting; or

(c)	attending the Special Meeting in person and:

(i) giving affirmative notice at the Special Meeting of their intent to revoke their proxy; and

(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of our legal counsel, O’Neill Law Group PLLC, at Suite 1010, 435 Martin Street, Blaine, WA 98230, Facsimile: (360) 332-2291.

ATTENDANCE AT THE SPECIAL MEETING WILL NOT, BY ITSELF, REVOKE A STOCKHOLDER’S PROXY WITHOUT THE GIVING OF NOTICE OF AN INTENT TO REVOKE THAT PROXY.

IF A PROPERLY EXECUTED AND RETURNED PROXY DOES NOT INDICATE THE STOCKHOLDER’S CHOICE ON ANY OF THE PROPOSALS IN THE ACCOMPANYING NOTICE OF MEETING, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED FOR THE APPROVAL OF THAT PROPOSAL.

Shares represented at the Special Meeting by proxy will be voted for or against matters not listed in the accompanying Notice of Meeting that may be properly brought before the Special Meeting at the discretion of the persons named in the proxy as proxyholders. We are not aware of any such matters to be presented at the Special Meeting.

QUORUM FOR MEETING

In order to hold a valid meeting of our stockholders, a quorum equal to twenty percent (20%) of the shares of Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

On the Record Date, we had 98,110,555 shares of Common Stock outstanding. As a result, a quorum of 19,622,111 shares must be represented at the Special Meeting, either in person or by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Special Meeting or represented at the Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Special Meeting.

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

VOTES REQUIRED FOR APPROVAL

In order for a proposal to be approved, the number of votes cast at the Special Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.

At the close of business on the Record Date, there were 98,110,555 shares of Common Stock outstanding and entitled to vote. There are no separate voting groups or separate series of stock.

EFFECT OF ABSTENTIONS OR BROKER NON-VOTES

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will not be counted as either in favor or against the proposals.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Special Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with the United States Securities and Exchange Commission (the “SEC”) Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Rapa Mining Inc., Suite 900, 555 Burrard Street, Vancouver, British Columbia, Canada, V7X 1M8, Attention: Secretary.

CHANGES IN CONTROL OF THE COMPANY

Effective on June 16, 2005 Clyvia Capital Holding GmbH (“Clyvia Capital”) acquired a controlling interest in our Common Stock in connection with our acquisition of Clyvia Technology GmbH (“Clyvia Technology”). Clyvia Technology, a limited liability company formed under the federal laws of Germany, is currently developing a proprietary technology that utilizes a process known as catalytic depolymerization to produce diesel fuel and heating oil from various forms of recyclable waste materials, including vegetable oils, plastics and organic solids.

In order to acquire all of the outstanding shares of Clyvia Technology, we issued 55,000,000 shares of our Common Stock to its sole shareholder, Clyvia Capital. In addition, as part of the transactions, Clyvia Capital acquired an additional 14,000,000 shares of our Common Stock from Brian Cheston, formerly our Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer and formerly one of our directors at an aggregate sale price of $10,000.00. Clyvia Capital paid the price for the shares purchased from Mr. Cheston out of its own working capital. As a result of these transactions, Clyvia Capital currently owns 69,000,000 shares of our common stock representing 70.3% of our outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of July 25, 2005 by: (i) each person (including any group) known to us to own more than 5% of our outstanding Common Stock, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Walter P.W. Notter Director, Chief Executive Officer, Chief Financial Officer, President and Treasurer P.O. Box 157, Muhlebackstrasse 27 Thalwill, V8, Switzerland CH - 8800	250,000 (2) (direct)	0.25%
Common Stock	John Boschert Secretary Suite 644 Unit 141 – 757 West Hastings St. Vancouver, British Columbia V6C 1A1	206,000 (3) (direct and indirect)	0.21%
Common Stock	All Officers and Directors as a Group (2 persons)	456,000	0.46%
5% STOCKHOLDERS
Common Stock	Clyvia Capital Holding GmbH	69,000,000 (4) (direct)	70.3%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of July 25, 2005, the Company had 98,110,555 shares of common stock issued and outstanding.

(2)	The number of shares listed as beneficially owned by Mr. Notter consists of options to purchase 250,000 shares of Common Stock exercisable at $1.09 per share owned directly by Mr. Notter.

(3)
The number of shares listed as beneficially owned by Mr. Boshert consists of 6,000 shares of Common Stock owned by 674703 B.C. Ltd., a company of which Mr. Boschert is the sole director, officer and shareholder, and options to purchase 200,000 shares of Common Stock exercisable at $1.09 per share owned directly by Mr. Boschert.

PROPOSAL NO. 1

AMENDMENT OF
 OUR ARTICLES OF INCORPORATION TO
CHANGE OUR NAME

Effective on July 25, 2005, our Board of Directors executed a written consent authorizing, and recommending that our stockholders approve a proposal to change our name from “Rapa Mining Inc.” to “Clyvia Inc.” Our Board of Directors believes that the new name, Clyvia Inc., will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus.

Effectiveness of the Name Change

If approved by our stockholders, the change in our name will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada. We intend to file a Certificate of Amendment as soon as practicable once stockholder approval is obtained.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in our name.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 1.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE.

OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact Walter Notter, President, Rapa Mining Inc., Suite 900, 555 Burrard Street, Vancouver, British Columbia, Canada V7X 1M8, Tel: 0041-44-7208001.

BY ORDER OF THE BOARD OF DIRECTORS

Date: July 25, 2005	By:	/s/ Walter P.W. Notter

Walter P.W. Notter
Chief Executive Officer, Chief Financial
Officer, President and Treasurer
Rapa Mining Inc.